UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 8, 1999




                          REPUBLIC NEW YORK CORPORATION
             (Exact name of registrant as specified in its charter)




      Maryland                              1-7436              13-2764867
(State or other jurisdiction              (Commission         (IRS Employer
     of incorporation)                    File Number)       Identification No.)






452 Fifth Avenue, New York, New York                         10018
(Address of principal executive offices)                    (Zip Code)



    Registrant's telephone number, including area code: (212) 525-6100


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Item 5.  Other Events

         This Current Report on Form 8-K is being filed in connection with (a) definitive agreement dated as of May 10, 1999 (the "Transaction Agreement") of Republic New York Corporation ("RNYC") and Safra Republic Holdings S.A. ("SRH") with HSBC Holdings plc ("HSBC") providing for (1) the merger of RNYC with a wholly owned subsidiary of HSBC in which each outstanding RNYC common share would be converted into the right to receive $72.00 in cash and (2) a tender offer for the outstanding ordinary shares of SRH (other than those owned by RNYC) at $72.00 per share, and (b) the Stockholders Agreement of even date therewith providing that Saban S.A., the principal stockholder of RNYC, which is controlled by RNYC's founder, Edmond J. Safra, has irrevocably undertaken to vote its 29% stockholding in RNYC in favor of the merger and, in addition, to accept the tender offer in respect of its 20.8% stockholding in SRH.

         In order to facilitate the completion of the merger, the parties to the merger and the Stockholders Agreement have entered into certain amendments to the above described agreements whereby, in addition to certain revisions in the timing of the closing of the merger, Mr. Edmond J. Safra, the principal stockholder of RNYC has agreed (a) to accept a reduction of $450 million in the aggregate amount he will receive for his stockholdings in RNYC and (b) in certain events, to certain further adjustments to Mr. Safra's merger consideration not to exceed $180 million pursuant to an arrangement between Mr. Safra and HSBC.

         This Current Report on Form 8-K incorporates by reference, and is qualified in its entirety by, the text of the following documents, each of which is filed as an exhibit hereto: (i) Amendment No. 1 to the Transaction Agreement and Plan of Merger dated as of November 8, 1999 by and among HSBC Holdings plc, RNYC Merger Corporation, Republic New York Corporation and Safra Republic Holdings S.A.; (ii) Amendment No. 1 to the Stockholders Agreement dated as of November 8, 1999 by and among HSBC Holdings plc, HSBC North America Inc., RNYC Holdings Limited, Congregation Beit Yaakov, Saban S.A., Edmond J. Safra and Republic New York Corporation, which includes as Exhibit A, the Merger Consideration Adjustment Agreement dated as of November 8, 1999 by and among RNYC Holdings Limited, HSBC Holdings plc and HSBC North America Inc.; and (iii) RNYC press release dated November 8, 1999 announcing the agreement to proceed with the acquisition of RNYC and SRH.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                                 Exhibit Description

    2 Amendment No. 1 to Transaction Agreement and Plan of Merger dated as of November 8, 1999 by and among HSBC Holdings plc, RNYC Merger Corporation, Republic New York Corporation and Safra Republic Holdings S.A.


    9.1 Amendment No.1 to Stockholders Agreement dated as of November 8, 1999 by and among HSBC Holdings plc, HSBC North America Inc., RNYC Holdings Limited, Congregation Beit Yaakov, Saban S.A., Edmond J. Safra and Republic New York Corporation.

    9.2                                     Exhibit  A  to  Amendment  No.  1 to
                                            Stockholders    Agreement,    Merger
                                            Consideration  Adjustment  Agreement
                                            dated as of  November 8, 1999 by and
                                            among RNYC  Holdings  Limited,  HSBC
                                            Holdings plc and HSBC North  America
                                            Inc.

    99 Press release dated November 8, 1999 announcing the agreement to proceed to complete the proposed acquisition of RNYC and SRH by HSBC.



                                    SIGNATURE


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              REPUBLIC NEW YORK CORPORATION


                                       By:      /s/ William F. Rosenblum, Jr.
                                       --------------------------------------
                                               William F. Rosenblum, Jr.
                                               Senior Vice President

Date:  November 8, 1999

                                  Exhibit Index

Exhibit No.                                 Exhibit Description

    2 Amendment No. 1 to Transaction Agreement and Plan of Merger dated as of November 8, 1999 by and among HSBC Holdings plc, RNYC Merger Corporation, Republic New York Corporation and Safra Republic Holdings S.A.

    9.1 Amendment No. 1 to Stockholders Agreement dated as of November 8, 1999 by and among HSBC Holdings plc, HSBC Americas Inc., RNYC Holdings Limited, Congregation Beit Yaakov, Saban S.A., Edmond J. Safra and Republic New York Corporation.

    9.2                                     Exhibit  A  to  Amendment  No.  1 to
                                            Stockholders    Agreement,    Merger
                                            Consideration  Adjustment  Agreement
                                            dated as of  November 8, 1999 by and
                                            among RNYC  Holdings  Limited,  HSBC
                                            Holdings plc and HSBC North  America
                                            Inc.

     99 Press release dated November 8, 1999 announcing the agreement to proceed to complete the proposed acquisition of RNYC and SRH by HSBC.